SUNAMERICA SERIES, INC.

Focused Multi-Asset Strategy Portfolio

Supplement dated May 6, 2011 to the Prospectus dated March 1, 2011,

as supplemented and amended to date

The following disclosure updates the current Prospectus for the Focused Multi-Asset Strategy Portfolio (the “Portfolio”), a series of the SunAmerica Series, Inc. (the “Fund”). Class I shares are being issued in connection with the proposed reorganization of the Focused Equity Strategy Portfolio, a series of the Fund, into the Portfolio (the “Reorganization”).

In addition to the classes described in the accompanying Prospectus, the Portfolio now offers Class I shares, a new class of shares of the Portfolio. Class I shares are only being offered in connection with the Reorganization. The Fund will not accept orders to buy Class I shares from new investors and will only accept reinvestments of dividends and capital gains distributions from investors who receive shares of the Portfolio in connection with the Reorganization. Information about Class I shares of the Portfolio is provided in this supplement and, except for any differences described in this supplement, all of the disclosure in the Prospectus relating to existing Class I shares of other portfolios of the Fund applies equally to the Class I shares of the Portfolio.

The following table updates the fees and expenses table with respect to the Portfolio on page 29 under the section entitled “Portfolio Highlights: Focused Multi-Asset Strategy Portfolio - Fees and Expenses of the Portfolio” in the Prospectus.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 39 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 37 of the Portfolio’s statement of additional information. Class I shares are offered exclusively to participants in certain retirement plans and other programs.

Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed or original purchase cost)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Maximum Account Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution and Service (12b-1) Fees	None
Acquired Fund Fees and Expenses(1)	1.61%
Other Expenses(1)	1.90%
Total Annual Fund Operating Expenses	3.61%

(1)	Acquired fund fees and expenses and other expenses are based on estimated amounts for the current fiscal year since no Class I shares were issued as of the Portfolio’s most recent fiscal year end. Actual expenses may be different.

The following table updates the expense example on page 30 under the section entitled “Portfolio Highlights: Focused Multi-Asset Strategy Portfolio—Example” in the Prospectus.

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

Focused Multi-Asset Strategy Portfolio	1 Year	3 Years	5 Years	10 Years
Class I Shares	$364	$1,106	$1,869	$3,871

You would pay the following expenses if you did not redeem your shares:

Focused Multi-Asset Strategy Portfolio	1 Year	3 Years	5 Years	10 Years
Class I Shares	$364	$1,106	$1,869	$3,871

Capitalized terms used herein but not defined have the meaning assigned to them in the Prospectus.

Shareholders should retain this Supplement for future reference.

SUP3_AAPRO_2-11

SUNAMERICA SERIES, INC.

Focused Multi-Asset Strategy Portfolio

Supplement dated May 6, 2011 to the Statement of

Additional Information dated March 1, 2011

The following disclosure updates the current Statement of Additional Information for the Focused Multi-Asset Strategy Portfolio (the “Portfolio”), a series of the SunAmerica Series, Inc. (the “Fund”).

DESCRIPTION OF SHARES

The Focused Multi-Asset Strategy Portfolio is divided into four classes of shares, designated as Class A, Class B, Class C and Class I.

ADDITIONAL INFORMATION

Computation of Offering Price Per Share

There are no sales charges for Class I shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding.

Capitalized terms used herein but not defined have the meaning assigned to them in the Statement of Additional Information.

Shareholders should retain this Supplement for future reference.

SAI-SUP1_AAPRO_2-11